Filed under Rule 497(k)

Registration No. 002-83631

VALIC Company I (“VC I”)

Small Cap Aggressive Growth Fund (the “Fund”)

Supplement dated June 16, 2016 to the Summary Prospectus dated October 1, 2015,

as supplemented and amended to date

RS Investment Management Co. LLC (“RS Investments”) currently serves as subadviser to the Fund. On or about June 30, 2016 (the “Effective Date”), Victory Capital Management Inc. (“Victory Capital”) is expected to acquire RS Investments (the “Transaction”).

The Transaction and the resulting change in control of RS Investments will constitute an “assignment” of the Subadvisory Agreement between VALIC and RS Investments with respect to the Fund (the “Prior Subadvisory Agreement”), as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). In accordance with the 1940 Act, and pursuant to the terms of the Prior Subadvisory Agreement, the Prior Subadvisory Agreement will terminate upon its assignment. Generally, an assignment requires shareholder approval of a new subadvisory agreement; however, pursuant to the terms of an exemptive order granted by the Securities and Exchange Commission, VALIC is permitted, under certain conditions and subject to Board approval, to enter into new subadvisory agreements with unaffiliated subadvisers without obtaining shareholder approval.

At an in-person meeting held on April 25-26, 2016, the Board of Directors of VC I approved a new Subadvisory Agreement between VALIC and Victory Capital with respect to the Fund (the “New Subadvisory Agreement”), which will become effective on the Effective Date. RS Investments and Victory Capital do not anticipate any change to the portfolio management team or other key personnel that provide services to the Fund as a result of the Transaction. The level and scope of services to be rendered by Victory Capital and the fees payable by VALIC to Victory Capital under the New Subadvisory Agreement will also remain the same.

Shareholders of record as of the close of business on May 31, 2016 will receive a notice that explains how to access an Information Statement, which will include more information about the Transaction and the New Subadvisory Agreement.

Upon the approval of the acquisition, the following changes to the Summary Prospectus will become effective:

In the section entitled “Fund Summary: Small Cap Aggressive Growth Fund –Performance Information,” the second paragraph is deleted and replaced with the following:

From inception through November 6, 2006, Credit Suisse Asset Management, LLC was the sub-adviser of the Fund. From November 6, 2006 through August 19, 2011, Wells Capital Management Incorporated served as sub-adviser. RS Investment Management Co. LLC (“RS Investments”) served as sub-adviser since August 22, 2011. Upon the acquisition of RS Investments on or about June 30, 2016, Victory Capital Management Inc. (“Victory Capital”) will assume sub-advisory duties for the Fund.

In the section entitled “Fund Summary: Small Cap Aggressive Growth Fund – Investment Adviser,” the first paragraph is deleted and replaced with the following:

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is sub-advised by Victory Capital.

Capitalized terms used but not defined herein shall have the meaning ascribed to them by the Summary Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.